                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                 EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

     Filed by the registrant /X/
     Filed by a party other than the registrant / /
     Check the appropriate box:
     / / Preliminary proxy statement
     /X/ Definitive proxy statement
     / / Definitive additional materials
     / / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                               SUFFOLK BANCORP
- --------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                               SUFFOLK BANCORP
- --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)
Payment of filing fee (Check the appropriate box):
     /X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or 14a-6(j)(2).
     / / $500 per each party to the controversy pursuant to Exchange Act Rule
         14a-6(i)(3).
     / / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

- --------------------------------------------------------------------------------
     (2) Aggregate number of securities to which transactions applies:

- --------------------------------------------------------------------------------
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1

- --------------------------------------------------------------------------------
     (4) Proposed maximum aggregate value of transaction:

- --------------------------------------------------------------------------------
     / / Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registrations statement number, or the form or schedule and the date of its filing.

     (1) Amount previously paid:

- --------------------------------------------------------------------------------

     (2) Form, schedule or registration statement no.:

- --------------------------------------------------------------------------------
     (3) Filing party:

- --------------------------------------------------------------------------------
     (4) Date filed:

- --------------------------------------------------------------------------------
- ---------------
    (1)Set forth the amount on which the filing fee is calculated and state how it was determined.

                                SUFFOLK BANCORP
                              6 West Second Street
                           Riverhead, New York 11901





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS


                                                                  March 11, 1994


To Shareholders of Suffolk Bancorp:

Notice is hereby given that the annual meeting of shareholders of Suffolk Bancorp, a New York corporation (the "Company"), will be held at the FOX HILL GOLF & COUNTRY CLUB, Oakleigh Avenue, Baiting Hollow, New York, on Tuesday, April 12, 1994 at 1:00 P.M. for the purpose of considering and voting upon the following matters:

1. The election of three directors to hold office for a term of three years, and until their successors have been duly elected and qualified.

2. The approval of the Board of Directors' selection of independent auditors for the year ending December 31, 1994.

3. Any other business which may be properly brought before the meeting or any adjournment thereof.

                                              By Order of the Board of Directors


                                              DOUGLAS IAN SHAW
                                              Corporate Secretary





PLEASE SIGN AND RETURN THE ENCLOSED PROXY AS QUICKLY AS POSSIBLE, WHETHER YOU PLAN TO ATTEND THE MEETING IN PERSON OR NOT. YOU MAY WITHDRAW YOUR PROXY AT ANY TIME PRIOR TO THE EXERCISE OF THE PROXY AT THE MEETING BY GIVING WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY.

                                SUFFOLK BANCORP
                              6 West Second Street
                           Riverhead, New York 11901

                              PROXY STATEMENT FOR
                         ANNUAL MEETING OF SHAREHOLDERS
                                 April 12, 1994

                 This proxy statement is furnished in connection with the solicitation by the Board of Directors of Suffolk Bancorp, a New York corporation (the "Company"), of proxies to be voted at the annual meeting of shareholders to be held at 1:00 P.M. on Tuesday, April 12, 1994 at the Fox Hill Golf & Country Club, Oakleigh Avenue, Baiting Hollow, New York. This proxy statement and the form of proxy are first being sent to shareholders on March 11, 1994. Any shareholder executing a proxy which is solicited hereby has the power to revoke it. Revocation may be made effective by giving written notice to the Secretary of the Company at any time prior to the exercise of the proxy.

                 Proxies will be solicited by mail. They also may be solicited by directors, officers, and regular employees of the Company as well as those of The Suffolk County National Bank (the "Bank") and Island Computer Corporation of New York which are wholly owned subsidiaries of the Company, personally or by telephone or telegraph, but such persons will receive no additional compensation for such services. Copies of proxy material will be furnished to brokerage houses, fiduciaries, and custodians to be forwarded to the beneficial owners of the Company's common stock. The Company will bear all costs of soliciting proxies.

                 As of March 4, 1994, there were 3,396,909 shares of common stock, $5.00 par value, of the Company outstanding. Only holders of record of such stock at the close of business on March 4, 1994 are entitled to notice of and to vote at the annual meeting. Each shareholder of record on that date is entitled to one vote for each share held.

PRINCIPAL SHAREHOLDERS OF THE COMPANY

                 To the knowledge of the Company, no person owns, of record or beneficially, more than five percent of the outstanding shares of common stock of the Company as of March 4, 1994.

SHAREHOLDER PROPOSALS

                 Shareholder proposals to be considered for inclusion in the proxy statement and considered at the annual meeting must be submitted on a timely basis. Proposals for the 1995 annual shareholders' meeting must be received by the Company at its principal executive offices no later than November 11, 1994. Any such proposals, as well as any questions related thereto, should be directed to the Secretary of the Company.

ITEM 1.        ELECTION OF DIRECTORS AND INFORMATION WITH RESPECT TO DIRECTORS
                AND OFFICERS

                 The first item to be acted upon at the meeting of shareholders is the election of three directors to hold office for three years, and until their successors shall have been duly elected and qualified.

                 The By-Laws of the Company provide that the total number of directors may be fixed by resolution of the Board of Directors. At present, the Board has fixed the number of directors at eight. The By-Laws further provide that the directors shall be divided into three classes, as nearly equal as possible, with terms of office of each class expiring at the end of consecutive years.

                 After the merger with Hamptons Bancshares, Inc., it is anticipated that two additional directorships will be created and filled until the annual meeting in 1995 by two former Hamptons Bancshares, Inc. directors.

                 All proxies which are received by the Board of Directors conferring authority to so vote in the election of directors will be voted FOR the three nominees listed below. All proxies received will be voted in accordance with specific instructions contained therein. In the event any nominee declines or is unable to serve, it is intended that the proxies will be voted for a successor nominee designated by the Board of Directors. Each of the three nominees has consented to being named in this proxy statement and to serve if elected, and the Board of Directors knows of no reason to believe that any nominee will decline or be unable to serve, if elected. The other five members of the Board of Directors, who are listed below, are presently expected to continue to serve on the Board until their respective terms expire.

                 The following information is provided with respect to the nominees for directors to be elected at this annual meeting of shareholders and the directors of the Company whose terms of office continue after this annual meeting of shareholders of the Company.

            NOMINEES FOR DIRECTOR AND DIRECTORS CONTINUING IN OFFICE

                                                                                                                Shares of
                                                                                                             Common Stock
                                                                                                                    Owned
                               Position                                               Served As    Present   Beneficially
                               and Offices        Business Experience                  Director       Term          as of       % of
Name  1/              Age      With Company       During Past 5 Years  2/                 Since    Expires    3/04/93  4/      Class
- -----------------------------------------------------------------------------------------------------------------------------------
NOMINEES FOR A TERM OF THREE YEARS:

Hallock Luce 3rd      72       Director           Vice President, Lupton & Luce, Inc.      1984       1994       47,266       1.39%
                                                  (general insurance)

Raymond A. Mazgulski  70       Chairman and       Chairman, The Suffolk County             1984       1994        7,972       0.23%
                               Director           National Bank

Peter Van de Wetering 62       Director           President, Van de Wetering               1985       1994       17,110       0.50%
                                                  Greenhouses (wholesale nursery)

DIRECTORS CONTINUING IN OFFICE:

Joseph A. Deerkoski   59       Director           President, See Neefus, Inc.              1987       1996       14,674       0.43%
                                                  (general insurance)

Edward J. Merz        62       President,         President and Chief Executive            1984       1996       11,223       0.33%
                               Chief Executive    Officer, The Suffolk County
                               Officer and        National Bank; Chairman & Director,
                               Director           Island Computer Corporation
                                                  of New York, Inc.  3/

Edgar F. Goodale      40       Director           President, Riverhead                     1989       1995        4,594       0.13%
                                                  Building Supply, Inc.

J. Douglas Stark      62       Director           President, Stark Mobile Homes,           1984       1995       37,178       1.09%
                                                  Inc. (manufactured housing
                                                  community)

Howard M. Finkelstein 63       Director           Partner, Smith, Finkelstein,             1984       1995       25,571       0.75%
                                                  Lundberg, Isler, and Yakaboski
                                                  (attorneys and general counsel
                                                  for the Bank)
- ------------------------------------------------------------------------------------------------------------------------------------


1/ All of the nominees and all of the directors continuing in office are also directors of the Bank. Of the nominees and directors continuing in office, only Edward J. Merz has been, within the Company's last fiscal year, an executive officer of the Company.

2/ The business experience of each director during the past five years was that typical of a person engaged in the principal occupations for that period listed for each. Each of the directors has held the same or another executive position with the same employer during the past five years.

3/ Island Computer Corporation of New York, Inc. is a bank service corporation wholly owned by Suffolk Bancorp which supplies computer services to banks. Its Board of Directors is non-salaried and consists of directors of Suffolk Bancorp and officers of The Suffolk County National Bank.

4/ Included are the following shares in which directors disclaim beneficial ownership: Joseph A. Deerkoski - 3,580 shares owned by Patricia B. Deerkoski, wife; Howard M. Finkelstein - 5,184 shares owned by Deonne C. Finkelstein, wife; J. Douglas Stark
                 - 7,940 shares owned by Michele Stark, daughter, and 7,940 shares owned by Tracy Stark, daughter; Peter Van de Wetering - 1,681 shares owned by Joanna Van de Wettering, wife.

                 The primary business of the Company is the operation of The Suffolk County National Bank. The directors of the Company met fifteen times during the fiscal year ended December 31, 1993, and its Audit Committee met three times. The Board of The Suffolk County National Bank met thirteen times, and its Personnel Committee met six times in 1993. No director attended fewer than 75 percent of the meetings of the Board of the Company and its committees, or of the Bank and its committees.

                 The Boards of the Company and the Bank have standing Audit and Personnel Committees composed as follows:

                 The Audit Committee consists of Messrs. J. Douglas Stark, Hallock Luce 3rd, Joseph A. Deerkoski, and Edgar F. Goodale. This committee reviews the internal audit controls and procedures and the financial affairs of the Company and the Bank, and reports the results to the Board. Additionally, the committee reviews the certified examination prepared by the independent auditors who also provide certain tax preparation services.

                 The Personnel Committee consists of Messrs. Hallock Luce 3rd, J. Douglas Stark, and Howard M. Finkelstein. This committee, at least annually, reviews salaries, benefits and employment policies of the Company and the Bank and makes recommendations to the Board.

                 The Company does not have a Nominating Committee.

COMPENSATION

                 The following table sets forth the cash compensation paid to the CEO and each of the four highest paid executive officers of the Company whose salary and bonus exceeded $100,000 as accrued for the fiscal year ended December 31, 1993.
                           SUMMARY COMPENSATION TABLE

                                                                                        Long Term Compensation
                                                                                  ---------------------------------
                                         Annual Compensation                           Awards   Payouts
- -----------------------------------------------------------------------------------------------------------------------------------
(a)                                (b)          (c)           (d)             (e)         (f)       (g)         (h)             (i)
                                                                                   Restricted                             All Other
                                                                     Other Annual       Stock  Options/        LTIP         Compen-
Name and                                      Salary        Bonus    Compensation    Award(s)      SARs     Payouts         sations
Principal Position                 Year          ($)          ($)             ($)         ($)       (#)         ($)          ($) 1/
- -----------------------------------------------------------------------------------------------------------------------------------
Edward J Merz,                     1993     $235,000      $41,000             n/a         n/a      2062         n/a             n/a
President and                      1992      228,700       40,641             n/a         n/a       n/a         n/a          $6,636
Chief Executive Officer            1991      220,500          -0-              -           -         -           -              n/a

Augustus C. Weaver                 1993     $109,200      $15,000             n/a         n/a  1091/264         n/a             n/a
President, Island Computer         1992      116,086       20,165             n/a         n/a       n/a         n/a               -
                                   1991      112,195          -0-              -           -         -           -              n/a

Victor F. Bozuhoski, Jr.           1993     $123,550      $20,000             n/a         n/a      1026         n/a             n/a
Executive Vice-President,          1992      115,850       20,350             n/a         n/a       n/a         n/a           4,122
Treasurer,                         1991      109,850          -0-              -           -         -           -              n/a
and Chief Financial Officer

John F. Hanley                     1993     $100,276      $20,000             n/a         n/a   936/417         n/a             n/a
Senior Vice President              1992       94,600       22,410             n/a         n/a       n/a         n/a             n/a

Robert C. Dick                     1993    $  91,816      $15,000             n/a         n/a   780/348         n/a             n/a
Senior Vice President
- -----------------------------------------------------------------------------------------------------------------------------------

1/ Includes (a) above-market or preferential earnings on deferred compensation, and (b) company contributions to 401(K) plan.

STOCK OPTION AND OTHER PLANS

                 The Company has in effect two stock option plans for its employees and employees of its subsidiaries. The plans are an incentive stock option plan (the "Incentive Stock Option Plan") and a non-qualified stock option plan (the "Non-Qualified Plan"). Under the Plans, options to purchase up to 330,000 shares of Common Stock may be issued. As of March 4, 1994, options for 313,503 shares remain to be granted.

                 Under the Plans, key employees are granted options to purchase Common Stock of the Company at a price equal to the fair market value of the shares on the date that the option is granted. Almost all of the Company's 323 employees could qualify as key employees, but the Personnel Committee granted options to 25 employees. The Personnel Committee of the Board of Directors determines the optionee, the number of shares covered by the options, and the exercise price of options granted under the Plans. The options issued expire, to the extent not exercised, on the fifth anniversary of the date on which it was granted, or on termination of the employment of the optionee unless the termination resulted from death, disability, or retirement. In those events, the option expires in two years, one year, and three months after termination of employment, respectively. The exercise price may be paid either in cash or by delivery of shares of the Company's Common Stock, valued at the market price. Optionees may also be given stock appreciation rights in connection with the option. The Personnel Committee may, in its discretion, establish provisions for the exercise of stock options different from those described in this paragraph. Copies of the Plans are available upon shareholder request.

                 The following table details options and stock appreciation rights granted to executive officers.



                 OPTION/SAR EXERCISES AND YEAR-END VALUE TABLE
  AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR
                                     VALUE

(a)                             (b)                           (c)                 (d)              (e)
                                                                                              Value of
                                                                            Number of      Unexercised
                                                                          Unexercised     In-the-Money
                                                                      Options/SARs at  Options/SARs at
                                                                           FY-End (#)       FY-End ($)

                    Shares Acquired                         Value
Name                on Exercise (#)                  Realized ($)         Exercisable    Exercisable 1/
- --------------------------------------------------------------------------------------------------------------------------
Edward J. Merz             2,062                       22,434.56                -0-              -0-

Augustus C. Weaver           764                        9,142.82                -0-              -0-

Victor F. Bozuhoski, Jr.     577                        5,556.51                449       $ 4,099.37

John F. Hanley               417                       10,417.67                -0-              -0-

Robert C. Dick               348                        8,681.40                -0-              -0-

- --------------------------------------------------------------------------------------------------------------------------

1/  Market value of underlying securities at year-end, minus the base price.

COMPENSATION PURSUANT TO PLANS

                 The Company has a defined-benefit pension plan. It is the only form of contingent remuneration. It is non-contributory and is applicable to all officers and employees after one year of service and attainment of age
21. Annual Retirement Allowance is equal to 1 3/4 percent of Average Compensation times Creditable Service up to 35 years, plus 1 1/4 percent of Average Compensation times Creditable Service in excess of 35 years (up to 5 such years), less .49% of the Final Three Year Average Compensation (limited to Covered Compensation) times Creditable Service up to 35 years. "Average Compensation" is the average of compensation during the five consecutive years of employment affording the highest such average. "Covered Compensation" is the average of the Social Security taxable wage base for the 35 years ending with the year an individual attains Social Security Retirement Age. Vesting is 100% after five years of service from employment. The total pension plan expense for all officers and employees for 1993 was $312,032.

                          The table to the right presents the                APPROXIMATE ANNUAL RETIREMENT BENEFITS BASED ON
                 estimated retirement benefits payable under the             AVERAGE ANNUAL EARNINGS FOR HIGHEST FIVE
                 Plan based on selected compensation amounts and             CONSECUTIVE YEARS
                 years of service, after deducting Social Security
                 Benefits.                                                       Average   15 Years of 25 Years of   35 Years of
                                                                                Earnings       Service     Service       Service
                                                                             ---------------------------------------------------

                                                                               $  50,000      $ 11,455    $ 19,092     $ 26,729
                                                                                 100,000        24,580      40,967       57,354
                          Only those directors who are also                      150,000        37,750      62,842       87,979
                 executive officers of the Company participate in                200,000        50,830      84,717       112,820
                 the plan.                                                       228,860        58,406      97,344       112,820
                                                                                 235,840        60,238     110,397       112,820
                                                                             ---------------------------------------------------


                 The single plan maximum benefit limit under Internal Revenue Code Section 415 as of January 1, 1993, $115,641 ($112,820 under the Normal Form of Payment for a Single Participant), is reflected in the benefits. The maximum annual compensation allowed under a qualified plan, $235,840 for 1993, is also reflected in the calculations.



Name of Officer                                    Capacities In Which Served                          Years of Creditable Service
- ----------------------------------------------------------------------------------------------------------------------------------
Edward J. Merz                                     President and Chief Executive Officer                                      18

Victor F. Bozuhoski, Jr.                           Executive Vice-President,                                                  28
                                                   Treasurer, and Chief Financial Officer

Augustus C. Weaver                                 President, Island Computer                                                  7

John F. Hanley                                     Senior Vice-President                                                      22

Robert C. Dick                                     Senior Vice-President                                                      13

- ----------------------------------------------------------------------------------------------------------------------------------

                 Directors and executive officers of the Company and the Bank, who as a group total 14, beneficially own 173,680 shares of common stock which is 5.11 percent of the outstanding shares of common stock of the Company as of March 4, 1994.




                   BENEFICIAL INTEREST OF EXECUTIVE OFFICERS


                                                       # of beneficially     % of total shares
Name                         Position Held                  owned shares           outstanding
- ----------------------------------------------------------------------------------------------
Edward J. Merz               President,CEO and                    11,223                0.33%
                             Director

Victor F. Bozuhoski, Jr.     Executive Vice-President              2,916                0.08%
                             Treasurer and CFO

Augustus C. Weaver           President, Island Computer              781                0.02%

John F. Hanley               Senior Vice President                 2,407                0.07%

Robert C. Dick               Senior Vice President                   791                0.02%
- ----------------------------------------------------------------------------------------------




DIRECTORS' COMPENSATION


                 With the exception of directors' fees described below, directors of the Company are not compensated in any way for their services. All directors of the Bank receive an annual fee of $15,000 for their services. All directors of the Bank, except Messrs. Mazgulski and Merz, also receive $750 per meeting of the Finance Committee and $600 per meeting of any other committee of which each may be a member.

                 The following table compares the total return to shareholders of Suffolk Bancorp with the NASDAQ Market Index, and a group of 180 national commercial banks, both of which Suffolk Bancorp is a part.


               COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN
                AMONG SUFFOLK BANCORP, NASDAQ MARKET INDEX AND
                ONE-HUNDRED-EIGHTY NATIONAL COMMERICAL BANKS*

- -------------------------- FISCAL YEAR ENDING --------------------------------
COMPANY                     1988     1989    1990    1991    1992    1993
SUFFOLK BANCORP              100   101.92   64.58   82.05  187.64  222.81
PEER GROUP                   100   119.88   83.44  131.91  183.18  204.08
BROAD MARKET                 100   112.89   91.57  117.56  118.71  142.40

*Source Media General Financial Services


                    ASSUMES $100 INVESTED ON JANUARY 1, 1989
                          ASSUMES DIVIDEND REINVESTED
                      FISCAL YEAR ENDING DECEMBER 31, 1993


TRANSACTIONS WITH DIRECTORS, EXECUTIVE OFFICERS AND ASSOCIATES

                 Some of the nominees, directors continuing in office, and executive officers of the Company, as well as members of their immediate families and the corporations, organizations, trusts, and other entities with which they are associated, are also customers of the Bank in the ordinary course of business, or are indebted to the Bank in respect to loans of $60,000 or more, and it is anticipated that such persons and their associates will continue to be customers of and indebted to the Bank in the future. All such loans, however, were made in the ordinary course of business, did not involve more than normal risk of collectibility or present other unfavorable features, and were made on substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with unaffiliated persons. At present, none of these loans to nominees, directors, executive officers, or their associates is non-performing.

                 Outside of normal customer relationships, none of the directors or officers of the Company or their associates currently maintains or has maintained within the past 12 months any significant business or personal relationship with the Company or the Bank other than such as arises by virtue of position or ownership interest in the Company or the Bank except for the following: The law firm of Smith, Finkelstein, Lundberg, Isler & Yakaboski, of which Director Finkelstein is a partner, has been employed by the Bank during the past fiscal year as general counsel and was paid $75,721.91. It is anticipated that the Bank will employ this law firm on a similar basis in the future. The insurance firm of See Neefus, Inc., in which Director Deerkoski has an equity interest, was paid $169,871.67 for insurance premiums on various commercial and liability policies.


ITEM 2.                   APPROVAL OF INDEPENDENT AUDITORS

                 KPMG Peat Marwick, Certified Public Accountants, were the auditors for the Company and the Bank for the year ended December 31, 1993 and the Board of Directors has selected them as auditors for the year ending December 31, 1994. A resolution will be presented to the meeting to approve the selection by the Board of Directors of said accountants as independent auditors. The auditors will report on the consolidated financial statements of the Company for the current fiscal year and perform such other non-audit services as may be required of them. A representative of KPMG Peat Marwick will be present at the shareholders meeting. This representative will have an opportunity to make a statement, if he so desires, and will be available to respond to appropriate questions from the shareholders.

                 The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote is required for approval of the Board of Directors' selection of independent auditors for the year ending December 31, 1994. The Board of Directors recommends a vote FOR this proposal, which is Item 2 on the proxy card.


OTHER MATTERS

                 The Board of Directors of the Company is not aware of any other matters that may come before the meeting. However, the proxies may be voted with discretionary authority with respect to any other matters that may properly come before the meeting.

Date: March 11, 1994

                                           By Order of the Board of Directors


                                           DOUGLAS IAN SHAW
                                           Corporate Secretary

                                SUFFOLK BANCORP

         PROXY FOR THE ANNUAL MEETING OF SHAREHOLDERS - APRIL 12, 1994
          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

                               The undersigned hereby appoint(s) LEONE W. CORWIN
                             and JAMES F. SAUER as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the matters shown on the reverse side in the manner directed, and upon any other matter which may properly come before the meeting, all the shares of common stock of Suffolk Bancorp held on record by the undersigned on March 4, 1994 at the annual meeting of shareholders to be held on April 12, 1994, or any adjournment thereof. The undersigned hereby revokes any proxy previously given.

                               (continued and to be signed on reverse side)

 THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED
       HEREIN BY THE UNDERSIGNED SHAREHOLDER.  IF NO DIRECTION IS MADE,
                THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

1. ELECTION OF DIRECTORS

To vote your shares for all director nominees, mark the "FOR" box. To withhold voting for all nominees, mark the "WITHHOLD" box. If you wish your shares voted "FOR" one or more nominees, but not all, mark the "EXCEPTION" box and enter the name(s) of the exception(s) in the space provided.

NOMINEES: Hallock Luce 3rd, Raymond A. Mazgulski,
           Peter Van de Wetering


   FOR        WITHHOLD       EXCEPTION
   / /          / /             / /


Exceptions:
- -------------------------------------------------

- -------------------------------------------------


2. PROPOSAL TO APPROVE THE APPOINTMENT OF KPMG PEAT MARWICK as the independent public accountants of the Company.

   FOR         AGAINST        ABSTAIN
   / /           / /            / /


         NO OFFICER OR EMPLOYEE OF THE COMPANY MAY BE NAMED AS PROXY. Please sign exactly as name appears on reverse side.

DATED:-------------------------------------,1994

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Signature

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Signature if held jointly

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or other authorized officer. If partnership, please sign in partnership name by authorized person.

 PLEASE MARK, SIGN, DATE AND RETURN THE PROXY FORM PROMPTLY USING THE ENCLOSED
                                   ENVELOPE.